EXHIBIT 99.2

                                                                  EXECUTION COPY
                                                                  --------------






--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     LETTER OF CREDIT AND GUARANTY AGREEMENT
                     ---------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      AMONG


                                  AGWAY, INC.,
A DEBTOR AND A DEBTOR-IN-POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AND
                          ANY SUCCESSOR TO AGWAY, INC.

                                   AS BORROWER
                                   -----------


            AGWAY GENERAL AGENCY, INC., BRUBAKER AGRONOMIC CONSULTING
        SERVICE LLC, COUNTRY BEST ADAMS, LLC, COUNTRY BEST-DEBERRY, LLC,
              PQR, LLC (F/K/A FEED COMMODITIES INTERNATIONAL, LLC),
EACH A DEBTOR AND A DEBTOR-IN-POSSESSION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                                  AS GUARANTORS
                                  -------------

                                       AND


                               JPMORGAN CHASE BANK

                           AS LETTER OF CREDIT ISSUER
                           --------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            DATED AS OF APRIL 2, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1.       DEFINITIONS...................................................2

    SECTION 1.01     Defined Terms.............................................2

    SECTION 1.02     Terms Generally...........................................7

SECTION 2.       AMOUNT AND TERMS OF CREDIT....................................7

    SECTION 2.01     Letters of Credit.........................................7

    SECTION 2.02     Issuance of Letters of Credit.............................8

    SECTION 2.03     Nature of Letter of Credit Obligations Absolute...........8

    SECTION 2.04     Optional Termination or Reduction of Commitment...........8

    SECTION 2.05     Cash Collateral...........................................9

    SECTION 2.06     New L/C Commitment Fee....................................9

    SECTION 2.07     Letter of Credit Facility Fees............................9

    SECTION 2.08     Nature of Fees............................................9

    SECTION 2.09     Priority and Liens........................................9

    SECTION 2.10     Right of Set-Off.........................................10

    SECTION 2.11     Security Interest in Cash Collateral Account.............10

    SECTION 2.12     Payment of Obligations...................................10

    SECTION 2.13     No Discharge; Survival of Claims.........................11

    SECTION 2.14     Assumption by New Obligor................................11

SECTION 3.       REPRESENTATIONS AND WARRANTIES...............................11

    SECTION 3.01    Organization and Authority................................11

    SECTION 3.02    Due Execution.............................................11

    SECTION 3.03    Statements Made...........................................12

SECTION 4.       CONDITIONS OF LENDING........................................12

    SECTION 4.01    Conditions Precedent to Issuance of Replacement
                    Letters of Credit.........................................12

    SECTION 4.02    Conditions Precedent to Each New Letter of Credit.........14

    SECTION 4.03    Request by Borrower as Representation and Warranty........15

SECTION 5.       AFFIRMATIVE COVENANTS........................................15

    SECTION 5.01    Assumption Upon Consummation..............................15

    SECTION 5.02    Notice of Event of Default, etc...........................15

    SECTION 5.03    Notice of Monthly Operating Reports.......................15

                               TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

SECTION 6.       NEGATIVE COVENANTS...........................................15

    SECTION 6.01    Chapter 11 Claims and Liens...............................15

    SECTION 6.02    Actions with respect to Cash Collateral Account...........15

SECTION 7.       EVENTS OF DEFAULT............................................15

    SECTION 7.01    Events of Default.........................................15

SECTION 8.       GUARANTY.....................................................17

    SECTION 8.01    Guaranty..................................................17

    SECTION 8.02    No Impairment of Guaranty.................................18

    SECTION 8.03    Subrogation...............................................18

SECTION 9.       MISCELLANEOUS................................................18

    SECTION 9.01     Notices..................................................18

    SECTION 9.02     Survival of Agreement, Representations and
                     Warranties, etc..........................................19

    SECTION 9.03     Successors and Assigns...................................19

    SECTION 9.04     Confidentiality..........................................19

    SECTION 9.05     Expenses.................................................20

    SECTION 9.06     Indemnity................................................20

    SECTION 9.07     CHOICE OF LAW............................................20

    SECTION 9.08     No Waiver................................................21

    SECTION 9.09     Extension of Maturity....................................21

    SECTION 9.10     Amendments, etc..........................................21

    SECTION 9.11     Severability.............................................21

    SECTION 9.12     Headings.................................................21

    SECTION 9.13     Execution in Counterparts................................21

    SECTION 9.14     Prior Agreements.........................................21

    SECTION 9.15     Further Assurances.......................................21

    SECTION 9.16     WAIVER OF JURY TRIAL.....................................21

    SECTION 9.17     JURISDICTION AND VENUE...................................22

                               TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE
EXHIBITS

Exhibit A        Form of Assumption Agreement

Exhibit B        Application for Standby Letter of Credit

Exhibit C        Form of Order

Exhibit D        Form of Assignment of Deposit Agreement

Exhibit E        Form of Opinion

                    LETTER OF CREDIT AND GUARANTY AGREEMENT
                    ---------------------------------------

                            Dated as of April 2, 2004



                  LETTER OF CREDIT AND GUARANTY AGREEMENT, dated as of April 2, 2004, among Agway, Inc., a Delaware corporation (the "Borrower"), a debtor and
                                                       --------
debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Guarantors signatory hereto (the "Guarantors"), each a debtor and a
                                           ----------
debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, the "Cases"), and JPMORGAN CHASE
                                                     -----
BANK (the "Bank") as letter of credit issuer.
           ----

                             INTRODUCTORY STATEMENT
                             ----------------------

                  WHEREAS,  on October 4, 2002 (the "Filing Date"),  each of the
                                                     -----------
Borrower and the Guarantors filed a voluntary petition with the Bankruptcy Court initiating the Cases and has continued in the possession of its assets and in the management of its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

                  WHEREAS, a certain Debtor-In-Possession Credit Agreement, dated as of October 1, 2002 (as heretofore amended, modified or supplemented, the "Existing DIP Credit Agreement"), was entered into by and among the Borrower
     -----------------------------
and certain direct or indirect subsidiaries of the Borrower signatory thereto, the Lenders party thereto (the "Existing DIP Lenders") and General Electric
                                  ----------------------
Capital  Corporation  ("GE Capital")  pursuant to which the Existing DIP Lenders
                        ----------
provided a revolving credit facility of up to $125,000,000 on a post-petition basis on the terms and conditions set forth therein.

                  WHEREAS, pursuant to the Existing DIP Credit Agreement, Existing DIP Lenders have issued certain letters of credit totaling approximately $30,300,000.00 which are identified on Schedule A attached hereto (collectively, the "Existing Letters of Credit");
                    --------------------------

                  WHEREAS, the Existing DIP Credit Agreement will mature on April 4, 2004 and the Existing Lenders have informed the Borrower that they will not renew the Existing Letters of Credit as they expire;

                  WHEREAS, the Borrower has determined that it is in its best interest to replace the Existing Letters of Credit with letters of credit issued by the Bank (the "Letters of Credit") and to establish with the Bank a facility
                  -----------------
pursuant to which the Bank will, at the request of Borrower and in accordance with the terms of this Agreement, issue Letters of Credit in an aggregate amount of up to $40,000,000 to the Borrower to be used by the Borrower to (i) replace, up to an aggregate face amount not to exceed $30,300,000, the Existing Letters of Credit, which replacement may temporarily include the issuance of back-to-back Letters of Credit in support of such Existing Letters of Credit; and (ii) obtain additional Letters of Credit up to an aggregate face amount not to exceed the amount by which the sum of $40,000,000 exceeds the aggregate outstanding amount of Existing Letters of Credit on the date hereof;

                  WHEREAS, the Letters of Credit will be used to support the obligations of the Borrower and its Subsidiaries in connection with the liquidation of the Borrower's and its Subsidiaries' assets;

                  WHEREAS, to provide security for the payment by the Borrower of all amounts due to the Bank in respect of any Letters of Credit and the payment of the other obligations of the Borrower attendant thereto, the Borrower and the Guarantors will provide to the Bank the following (as more fully described herein):

                  (a) an allowed administrative expense claim in each of the Cases pursuant to Section 364(c)(1) of the Bankruptcy Code having superpriority over all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code;

                  (b) cash collateral equal to 104% of the face amount of each Letter of Credit issued hereunder, such cash collateral to be maintained in the Cash Collateral Account.

                  Accordingly, the parties hereto hereby agree as follows:

SECTION 1  DEFINITIONS

SECTION 1.01  DEFINED  TERMS.  As used in this  Agreement,  the  following terms
              ---------------
shall  have  the  meanings specified below:

                  "Affiliate"  shall mean,  as to any Person,  any other  Person
                   ---------
which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person (a "Controlled Person") shall be deemed to be "controlled by" another Person (a
 ------------------
"Controlling   Person")  if  the  Controlling  Person  possesses,   directly  or
 --------------------
indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise.

                  "Agreement"  shall  mean this  Letter of Credit  and  Guaranty
                   ---------
Agreement, as the same may from time to time be further amended, modified or supplemented.

                  "Alternate  Base  Rate"  shall  mean,  for any day, a rate per
                   ---------------------
annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate"
                                                                    -----------
shall mean the rate of interest per annum publicly announced from time to time by the Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced. "Base CD Rate" shall mean the sum of (a) the quotient of
                         ------------
(i) the Three-Month Secondary CD Rate divided by (ii) a percentage expressed as a decimal equal to 100% minus Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market
 ------------------------------
rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Bank from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective
                                                         -----------------------
Rate" shall mean,  for any day, the  weighted  average of the rates on overnight
----
Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it. If for any reason the Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Bank to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

                  "Assessment  Rate"  shall  mean for any date the  annual  rate
                   ----------------
(rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Bank as the then current net annual assessment rate that will be employed in determining amounts payable by the Bank to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or any successor) of time deposits made in dollars at the Bank's domestic offices.

                  "Assumption  Agreement"  shall  mean that  certain  Assumption
                   ---------------------
Agreement, substantially in the form of Exhibit A attached hereto, to be entered into by the New Obligor on the Effective Date pursuant to which the New Obligor
(i) agrees to assume and perform the rights and obligations as Borrower hereunder and (ii) assigns and pledges to the Bank, for its benefit, and thereby grants to the Bank, for its benefit, a first priority security interest in the New Obligor's right, title and interest in and to the Cash Collateral Account.

                  "Bank" shall have the meaning set forth in the Introduction.
                   ----

                  "Bank  Affiliate"  means, an Affiliate of the Bank or (ii) any
                   ---------------
entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by the Bank or an Affiliate of such Bank.

                  "Bankruptcy  Code"  shall  mean The  Bankruptcy  Reform Act of
                   ----------------
1978, as heretofore and hereafter amended, and codified as 11 U.S.C. Section 101 et seq.

                  "Bankruptcy  Court"  shall mean the United  States  Bankruptcy
                   -----------------
Court for the Northern District of New York or any other court having jurisdiction over the Cases from time to time.

                  "Board"  shall  mean the  Board of  Governors  of the  Federal
                   -----
Reserve System of the United States.

                  "Borrower"  shall mean (i) until the  Effective  Date,  Agway,
                   --------
Inc., as a debtor and debtor-in-possession under the Bankruptcy Code and (ii) from and after the Effective Date, the New Obligor.

                  "Business  Day"  shall  mean any day  other  than a  Saturday,
                   -------------
Sunday or other day on which banks in the State of New York are required or permitted to close (and other than a day on which the Bank is closed).

                  "Carve Out" has the meaning set forth in Section 2.09.
                   ---------

                  "Cases" shall have the meaning set forth in the Introduction.
                   -----

                  "Cash Collateral  Account" shall mean the account  established
                   ------------------------
by the Borrower under the sole and exclusive control of the Bank and maintained at the office of the Bank at 500 Plum Street, Syracuse, N.Y. 13204 designated as the "Agway Cash Collateral Account" that shall be used solely for the purposes set forth herein and shall at all times be in an amount equal to at least 104% of the Letter of Credit Outstandings.

                  "Closing Date" shall mean the date on which this Agreement has
                   ------------
been executed and the conditions precedent to the issuance of the initial Letters of Credit set forth in Section 4.01 have been satisfied or waived, which date shall occur promptly upon entry of the Order, but not later than ten (10) days following the entry of the Order.

                  "Dollars" and "$" shall mean lawful money of the United States
                   -------       -
of America.

                  "Effective Date" shall mean the effective date provided in the
                   --------------
Liquidating Plan that is confirmed pursuant to an order of the Bankruptcy Court.

                  "Event of Default"  shall have the meaning  given such term in
                   ----------------
Section 7.

                  "Existing DIP Credit  Agreement"  shall have the meaning given
                   ------------------------------
such term in the Introductory Statement.

                  "Existing DIP Lenders"  shall have the meaning given such term
                   --------------------
in the Introductory Statement.

                  "Existing  Letter of Credit" shall have the meaning given such
                   --------------------------
term in the Introductory Statement.

                  "Expenses" shall mean the expenses described in Section 9.05.
                   --------

                  "Fees" shall collectively mean the New L/C Commitment Fee, the
                   ----
Letter of Credit Fees and all other fees referred to in this Agreement.

                  "Filing  Date" shall have the  meaning  given such term in the
                   ------------
Introductory Statement.

                  "Financial  Officer" shall mean the Chief  Financial  Officer,
                   ------------------
Controller or Treasurer of the Borrower or such other executive officer duly authorized by the Borrower to perform the responsibilities thereof in connection with this Agreement.

                  "GAAP" shall mean  generally  accepted  accounting  principles
                   ----
applied in accordance with Section 1.02.

                  "Governmental   Authority"  shall  mean  any  Federal,  state,
                   ------------------------
municipal or other governmental department, commission, board, bureau, agency or instrumentality or any court, in each case whether of the United States or foreign.

                  "Guarantors"   shall  have  the   meaning  set  forth  in  the
                   ----------
Introduction.

                  "LC  Documents"  shall  mean this  Agreement,  the  Letters of
                   -------------
Credit, the application for each Letter of Credit, and any other instrument or agreement executed and delivered by the Borrower to the Bank in connection herewith.

                  "Letter of Credit" shall mean any Replacement Letter of Credit
                   ----------------
or New Letter of Credit issued pursuant to Section 2.01, each of which letters of credit shall be (i) a standby letter of credit with a non-renewal provision of not less than 30 days, (ii) issued to facilitate the liquidation of Borrower's and its Subsidiaries' assets, (iii) denominated in Dollars and (iv) in such form as may be approved from time to time by the Bank.

                  "Letter  of  Credit  Fees"  shall  mean the fees set  forth in
                   ------------------------
Section 2.07.

                  "Letter of Credit  Outstandings"  shall mean, at any time, the
                   ------------------------------
sum of (i) the aggregate undrawn face amount of all Letters of Credit then outstanding; plus (ii) all amounts theretofore drawn under Letters of Credit and not then reimbursed.

                  "Lien" shall mean any  mortgage,  pledge,  security  interest,
                   ----
encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement or any lease in the nature thereof).

                  "Liquidating  Plan" shall mean the Plan of  Liquidation  dated
                   -----------------
February 26, 2004 and filed with the Bankruptcy Court, as the same may from time to time be amended or supplemented, in the Cases. The Bank agrees that the form of the Liquidating Plan dated February 26, 2004 filed with the Bankruptcy Court is acceptable to the Bank.

                  "Maturity  Date"  shall mean the  earlier of (i) April 1, 2006
                   --------------
and (ii) unless (A) the Liquidating Plan and the Bankruptcy Court order confirming the Liquidating Plan are reasonably satisfactory to the Bank and (B) the New Obligor shall have assumed the Obligations of the Borrower as set forth in Section 2.14, the Effective Date.

                  "New L/C Commitment"  shall mean the commitment of the Bank to
                   ------------------
issue New  Letters  of Credit  pursuant  to the  terms  and  conditions  of this

Agreement, which shall not exceed the amount by which the sum of $40,000,000 exceeds the aggregate outstanding amount of Existing Letters of Credit on the date hereof, as such New L/C Commitment may be reduced pursuant to Section 2.01(b).

                  "New L/C  Commitment  Fee"  shall  mean  the fee set  forth in
                   -------------------------
Section 2.06.

                  "New Letter of Credit"  shall mean any  irrevocable  evergreen
                   --------------------
standby letter of credit with a non-renewal clause of at least thirty (30) days issued pursuant to Section 2.01 which is not issued to replace an Existing Letter of Credit.

                  "New Obligor" shall mean the liquidating  trust (or such other
                   -----------
surviving entity established pursuant to the Liquidating Plan that is reasonably satisfactory to the Bank) established pursuant to the Liquidating Plan as the assignee of certain of the assets of Agway, Inc.

                  "Obligations"  shall mean the payment and/or  reimbursement to
                   -----------
the Bank by the Borrower and the Guarantors of (a) all amounts drawn under Letters of Credit together with interest thereon; (b) all Fees and Expenses; and
(c) all other present and future, fixed or contingent, monetary obligations of the Borrower and the Guarantors to the Bank under the LC Documents.

                  "Order"  shall  have the  meaning  given  such term in Section
                   -----
4.01(b).

                  "Person" shall mean any natural person, corporation,  division
                   ------
of a corporation, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Replacement L/C Commitment"  shall mean the commitment of the
                   --------------------------
Bank to issue Replacement Letters of Credit pursuant to the terms and conditions of this Agreement, as such Replacement L/C Commitment may be reduced pursuant to
Section 2.01(b).

                  "Replacement  Letter of  Credit"  shall  mean any  irrevocable
                   ------------------------------
evergreen standby letter of credit with a non-renewal  clause of at least thirty
(30) days issued pursuant to Section 2.01, which letter or letters of credit shall replace one (1) or more Existing Letters of Credit (or be issued in favor of the issuer thereof on a "back-to-back" basis).

                  "Subsidiary"  shall mean,  with respect to any Person  (herein
                   ----------
referred to as the "parent"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors is, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

                  "Superpriority  Claim" shall mean a claim against the Borrower
                   ---------------------
and any Guarantor in any of the Cases which is an administrative expense claim having priority over any or all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code.

                  "Termination Date" shall mean the earliest to occur of (i) the
                   ----------------
Maturity Date and (ii) the acceleration of the Obligations and the termination of all commitments in accordance with the terms hereof.

                  "Total Commitment" shall mean,  collectively,  the Replacement
                   ----------------
L/C Commitment and the New L/C Commitment which shall at no time exceed $40,000,000, as such commitment may be reduced pursuant to Section 2.01(b).

                  "Unused New L/C  Commitment"  shall mean, at any time, the New
                   --------------------------
L/C Commitment less the aggregate face amount of all New Letters of Credit then outstanding.

    SECTION 1.02 TERMS GENERALLY.    The definitions in Section 1.01 shall apply
                 ---------------
equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

SECTION 2  AMOUNT AND TERMS OF CREDIT

     SECTION 2.01 LETTERS OF CREDIT.
                  -----------------

     (a) Upon the terms and subject to the conditions herein set forth, the Borrower may request the Bank, at any time and from time to time after the date of satisfaction of the conditions set forth in Section 4.01 and prior to the Termination Date, to issue, and, subject to the terms and conditions contained herein, the Bank shall issue, for the account of (x) the Borrower, one or more Replacement Letters of Credit for the benefit of the Borrower or its Subsidiary Yawga Energy Products LLC or (y) the Borrower one or more New Letters of Credit, provided that no Letter of Credit shall be issued if: (i) the conditions to such issuance set forth in this Agreement have not been met, (ii) after giving effect to such issuance the aggregate Letter of Credit Outstandings shall exceed the Total Commitment or (iii) the requested Letter of Credit shall expire later than one hundred eighty (180) days following the scheduled Maturity Date.

     (b) Once a Replacement Letter of Credit or New Letter of Credit is issued pursuant to the terms hereof, the Replacement L/C Commitment or the New L/C Commitment, as the case may be, shall be automatically and permanently reduced by an amount equal to the face amount of such Replacement Letter of Credit or New Letter of Credit, provided, however, that notwithstanding such reduction of the Replacement L/C Commitment, a new Replacement Letter of Credit may be issued in favor of the beneficiary of an Existing Letter of Credit (x) in substitution for that portion of the back-to-back Replacement Letter of Credit that was issued in favor of the issuer of such Existing Letter of Credit in respect of such Existing Letter of Credit and (y) upon the reduction of the back-to-back Replacement Letter of Credit issued to such issuer in an amount corresponding to the amount of such substitute Letter of Credit (or in advance of such reduction and in the amount of the anticipated reduction if so requested by the Borrower).

     (c) The Borrower shall pay to the Bank, in addition to the fees and charges that are specifically provided for in Section 2.07 hereof, such other fees and charges in connection with the issuance and processing of the Letters of Credit issued by the Bank as are customarily imposed by the Bank from time to time in connection with letter of credit transactions.

     (d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrower in Dollars not later than the first Business Day following the date of draw and shall bear interest from the date of draw until the first Business Day following the date of draw at a rate per annum equal to the Alternate Base Rate plus 2% and thereafter on the unreimbursed portion until reimbursed in full at a rate per annum equal to the Alternate Base Rate plus 4% (computed on the basis of the actual number of days elapsed over a year of 360 days or when the Alternate Base Rate is based on the Prime Rate, a year with 365 days or 366 days in a leap year). Draws under each Letter of Credit shall be reimbursed from cash maintained in the Cash Collateral Account. The Borrower hereby authorizes the Bank to withdraw from the Cash Collateral Account funds equal to the amount of the draw under each Letter of Credit drawn and the Bank agrees to make such withdrawal from the Cash Collateral Account not later than one Business Day following the date of a draw under a Letter of Credit.

     SECTION 2.02  ISSUANCE OF LETTERS OF CREDIT.  Whenever the Borrower desires
                   -----------------------------
the Bank to issue a Letter of Credit, it shall deliver to the Bank an application for standby letter of credit in substantially the form of Exhibit B hereto at least three (3) days in advance of the requested date of issuance and specifying the date on which the proposed Letter of Credit is to be issued (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit and the name and address of the beneficiary thereof.

     SECTION  2.03 NATURE  OF  LETTER  OF  CREDIT  OBLIGATIONS  ABSOLUTE.    The
                   -----------------------------------------------------
obligations of the Borrower to make deposits into the Cash Collateral Account, to reimburse the Bank for draws made under any Letter of Credit and to reimburse the Bank for all fees, costs and expenses with respect to any Letter of Credit as set forth in this Agreement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which the Borrower or any Guarantor may have at any time against a beneficiary of any Letter of Credit or against the Bank, whether in connection with this Agreement or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or (vi) the fact that any Event of Default shall have occurred and be continuing.

     SECTION  2.04.  OPTIONAL  TERMINATION OR REDUCTION OF  COMMITMENT.  Upon at
                     -------------------------------------------------
least two Business Days' prior written notice to the Bank, the Borrower may at any time terminate, or from time to time in part permanently reduce, the Total Commitment. Each such reduction of the Total Commitment shall be in the principal amount of $100,000 or any integral multiple thereof. Simultaneously with each reduction or termination of the Total Commitment, the Borrower shall pay to the Bank the New L/C Commitment Fee accrued and unpaid on the amount of the New L/C Commitment terminated or reduced through the date thereof.

    SECTION  2.05    CASH  COLLATERAL.  As a condition  to the  issuance of each
                     ----------------
Letter of Credit, the Borrower shall deposit into the Cash Collateral Account the amount that is equal to 104% of the stated amount of such Letter of Credit. As set forth in Section 2.01(d), upon a draw under any Letter of Credit, the cash maintained in the Cash Collateral Account shall be withdrawn by the Bank not later than one Business Day after a draw under a Letter of Credit to reimburse the Bank for such draw. Cash maintained in the Letter of Credit Account with respect to any undrawn Letter of Credit that has expired or been replaced shall within two (2) Business Days after such expiration or replacement be remitted to the Borrower in an amount equal to 104% of such expired or replaced Letter of Credit. Only following the satisfaction in full by the Borrower of all Obligations under the LC Documents shall all amounts remaining in the Cash Collateral Account be remitted to the Borrower. Any interest or other income earned on the cash maintained in the Cash Collateral Account shall be remitted to the Borrower at least monthly on the second Business Day of the month immediately following the month in which interest or other income is earned.

      SECTION 2.06  NEW L/C COMMITMENT FEE. The Borrower shall pay to the Bank a
                    -----------------------
commitment fee (the "New L/C Commitment  Fee") for the period  commencing on the
                     -----------------------
Closing Date to the Termination Date or the earlier termination of the New L/C Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of .50% per annum on the Unused New L/C Commitment. Such New L/C Commitment Fee, to the extent then accrued, shall be due and payable five (5) Business days after Borrower's receipt of the Bank's fee invoice (i) monthly, in arrears, on the last calendar day of each month,
(ii) on the Termination Date and (iii) as provided in Section 2.04 hereof, upon any reduction or termination in whole or in part of the New L/C Commitment.

     SECTION 2.07 LETTER OF CREDIT FACILITY FEES. The Borrower shall pay to the
                  ------------------------------
Bank (i) a fee calculated (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of 1.4% per annum on the daily average
Letter of Credit Outstandings and (ii) its customary fees for issuance, amendments and processing referred to in Section 2.01. Accrued fees described in clause (i) of the first sentence of this paragraph in respect of each Letter of Credit shall be due and payable five (5) Business Days after Borrower's receipt of the Bank's fee invoice monthly in arrears on the last calendar day of each month and on the Termination Date. Accrued fees described in clause (ii) of the first sentence of this paragraph in respect of each Letter of Credit shall be payable at times to be determined by the Bank and the Borrower in each event five (5) Business Days after Borrower's receipt of the Bank's invoice.

     SECTION  2.08  NATURE OF FEES.  All Fees  shall be paid to the Bank on the
                    --------------
dates due, in immediately available funds, as provided herein. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION  2.09  PRIORITY AND LIENS. The Borrower and each of the  Guarantors
                    ------------------
hereby covenants, represents and warrants that, upon entry of the Order and until the Effective Date, the Obligations of the Borrower and the Guarantors hereunder and under the Documents: (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, shall at all times constitute allowed administrative expense claims in the Cases having superpriority over all administrative expenses of the kind specified in Sections 503(b) or 507(b) of the Bankruptcy Code subject only to (x) in the event of the occurrence and during the continuance of an Event of Default, the payment of allowed and unpaid professional fees and disbursements incurred by the Borrower, the Guarantors and any statutory committees appointed in the Cases (and, to the extent applicable, the Liquidating Trustee appointed pursuant to the Liquidating Plan and any professionals retained by the Liquidating Trustee) in an aggregate amount not in excess of $2,000,000 (plus all unpaid professional fees and disbursements incurred prior to the occurrence of an Event of Default to the extent allowed by the Bankruptcy Court at any time) and (y) the payment of unpaid fees pursuant to 28 U.S.C. ss. 1930 and to the Clerk of the Bankruptcy Court (collectively, the "Carve-Out") (and the Bank
                                                       ---------
agrees that so long as no Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default shall have occurred, the Borrower and the Guarantors shall be permitted to pay compensation and reimbursement of expenses allowed and payable under 11 U.S.C. ss. 330 and 11 U.S.C. ss. 331, as the same may be due and payable, and the same shall not reduce the Carve-Out); and (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a perfected first priority Lien on all cash maintained in the Letter of Credit Account and any direct investments of the funds contained therein.

     SECTION 2.10.  RIGHT OF SET-OFF. Subject to the provisions of Section 7.01,
                    ----------------
upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without further order of or application to the Bankruptcy Court, to set off and apply any and all amounts, including but not limited to those in the Cash Collateral Account, at any time held and at any time owing by the Bank to or for the credit or the account of the Borrower or any Guarantor against any and all of the Obligations of such Borrower or any Guarantor now or hereafter existing under this Agreement and/or the LC Documents, irrespective of whether or not the Bank shall have made any demand under this Agreement or the LC Documents and although such Obligations may not have been accelerated. The Bank agrees promptly to notify the Borrower and Guarantor after any such set-off and application made by the Bank; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section 2.10 are in addition to any and all other rights and remedies which the Bank may have upon the occurrence and during the continuance of any Event of Default.

     SECTION  2.11.  SECURITY INTEREST IN CASH COLLATERAL  ACCOUNT.  Pursuant to
                     ---------------------------------------------
Section 364(c)(2) of the Bankruptcy Code, the Borrower and the Guarantors hereby assign and pledge to the Bank, for its benefit, and hereby grant to the Bank, for its benefit, a first priority security interest, senior to all other Liens, if any, in all of the Borrower's and the Guarantors' right, title and interest in and to the Cash Collateral Account. Other than with respect to the interest earned on the funds maintained in the Cash Collateral Account, cash held in the Cash Collateral Account shall not be available for use by the Borrower or any creditor of the Borrower, whether pursuant to Section 363 of the Bankruptcy Code or otherwise and shall be released to the Borrower only as described in Section 2.05.

     SECTION 2.12  PAYMENT OF OBLIGATIONS.  Subject to the provisions of Section
                   ----------------------
7.01, upon the maturity (whether by acceleration or otherwise) of any of the Obligations under this Agreement and/or the LC Documents, the Bank shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

     SECTION 2.13.  NO DISCHARGE;  SURVIVAL OF CLAIMS.  Each of the Borrower and
                    ---------------------------------
the Guarantors agrees that (i) its Obligations hereunder shall not be discharged by the entry of an order confirming a Liquidating Plan (and each of the Borrower and the Guarantors, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the Superpriority Claim granted to the Bank pursuant to the Order and described in Section 2.09 and the Liens granted to the Bank pursuant to the Order and described in Sections 2.09 and
2.11 shall not be affected in any manner by the entry of an order confirming a Liquidating Plan.

     SECTION  2.14  ASSUMPTION  BY NEW  OBLIGOR.   On the  Effective  Date,  (a)
                    ---------------------------
pursuant to the Liquidating Plan or otherwise, the Borrower shall assign its interests in the Cash Collateral Account to the New Obligor, and (b) the New Obligor shall execute the Assumption Agreement as required pursuant to Section
5.01 (subject to the conditions precedent set forth therein) and the New Obligor shall thereby assume and perform the rights and Obligations as Borrower hereunder.

SECTION 3     REPRESENTATIONS AND WARRANTIES

                  In order to induce the Bank to issue Letters of Credit hereunder, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:

     SECTION  3.01   ORGANIZATION  AND  AUTHORITY.  Each of the Borrower and the
                     ----------------------------
Guarantors (i) is duly organized and validly existing under the laws of the State of its organization or formation and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition, operations, business, properties, assets or prospects of the Borrower and the Guarantors taken as a whole; (ii) subject to the entry by the Bankruptcy Court of the Order has the requisite limited liability company or corporate, as the case may be, power and authority to effect the transactions contemplated hereby, and (iii) subject to the entry by the Bankruptcy Court of the Order has all requisite limited liability company or corporate, as the case may be, power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted.

     SECTION 3.02  DUE EXECUTION.  Upon the entry by the Bankruptcy Court of the
                   -------------
Order, the execution, delivery and performance by the Borrower and the Guarantors of each of the LC Documents to which it is a party (i) are within the respective limited liability company or, corporate powers, as the case may be of the Borrower and the Guarantors, have been duly authorized by all necessary limited liability company or corporate, as the case may be, action including the consent of shareholders where required, and does not (A) contravene the charter or by-laws of the Borrower or the Guarantors, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T, U or X of the Board), or any order or decree of any court or Governmental Authority, (C) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust entered into after the Filing Date or any material lease, agreement or other instrument entered into after the Filing Date binding on the Borrower or the Guarantors or any of their properties, or (D) result in or require the creation or imposition of any Lien upon any of the property of the Borrower or the Guarantors other than the Liens granted pursuant to this Agreement or the Order; and (ii) do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority other than notice of the motion seeking the entry of the Order. Upon the entry by the Bankruptcy Court of the Order, this Agreement and the LC Documents, whether duly executed and delivered by the Borrower and the Guarantors to the Bank prior or subsequent to the date of the Order, shall be a legal, valid and binding obligation of the Borrower and each Guarantor, and enforceable against the Borrower and the Guarantors, in accordance with its terms and the Order.

     SECTION  3.03   STATEMENTS MADE. The information that has been delivered in
                     ---------------
writing by the Borrower or any of the Guarantors to the Bank or the Bankruptcy Court in connection with the Agreement and the LC Documents, taken as a whole and in light of the circumstances in which made, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make such statements not misleading; and, to the extent that any such information constitutes projections, such projections were prepared in good faith on the basis of assumptions, methods, data, tests and information believed by the Borrower or such Guarantor to be reasonable at the time such projections were furnished.

SECTION 4.    CONDITIONS OF LENDING

     SECTION 4.01  CONDITIONS  PRECEDENT TO ISSUANCE OF REPLACEMENT  LETTERS  OF
                   -------------------------------------------------------------
CREDIT.  The  obligation of the Bank to issue a Replacement  Letter of Credit is
------
subject to the following conditions precedent:

     (a) Supporting Documents. At the time of the issuance of the initial Letter
         --------------------
of  Credit,  the Bank  shall  have  received  for each of the  Borrower  and the
Guarantors:

          (i) a copy of such entity's certificate of incorporation or formation, as the case may be, as amended, certified as of a recent date by the Secretary of State of the state of its incorporation or formation;

          (ii) a certificate of such Secretary of State, dated as of a recent date, as to the good standing and/or authority to do business of each entity and as to payment of taxes by that entity and as to the charter documents on file in the office of such Secretary of State; and

          (iii) a certificate of the Secretary or an Assistant Secretary of that entity dated the date of the initial Letter of Credit hereunder, and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating agreement, as the case may be, of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of that entity authorizing the Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the LC Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Cash Collateral Account and other Liens contemplated hereby, (C) that the certificate of incorporation or formation, as the case may be, of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of that entity executing this Agreement and the LC Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii)).

          (b)  Order.  At the time of the  issuance  of the  initial  Letter  of
               -----
     Credit, the Bank shall have received a certified copy of an order of the Bankruptcy Court in substantially the form of Exhibit C (the "Order") that
                                                                    -----
     shall have been entered on or before March 31, 2004 unless extended by mutual consent of the Borrower and the Bank and that shall be in full force and effect, which Order (i) shall have been entered, upon an application or motion of the Borrower reasonably satisfactory in form and substance to the Bank; and (ii) shall not have been stayed, reversed, modified or amended in any respect.

          (c) Cash  Collateral  Account.  The Borrower  shall have (i) deposited
              -------------------------
     into the Cash Collateral Account an amount in immediately available funds equal to 104% of the face amount of the Replacement Letters of Credit then to be issued and (ii) executed and delivered to the Bank an assignment of deposit agreement with respect to the Cash Collateral Account in substantially the form of Exhibit D.

          (d)  Opinion of  Counsel.  The Bank shall  have  received a  favorable
               -------------------
     written opinion of Menter, Rudin & Trivelpiece, P.C., counsel to the Borrower, dated as of the Closing Date, substantially in the form of Exhibit E.

          (e) Payment of Fees and Expenses.  The Borrower shall have paid to the
              ----------------------------
     Bank all accrued and unpaid Fees and expenses due under and pursuant to this Agreement and the LC Documents.

          (f)  Corporate  and  Judicial  Proceedings.  All  corporate  and court
               -------------------------------------
     proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors and the Bank contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Bank, and the Bank shall have received all information and copies of all documents and papers, including records of company, corporate and judicial proceedings, which the Bank may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper company, corporate, governmental or judicial authorities.

          (g)  Information.  The  Bank  shall  have  received  such  information
               -----------
     (financial or otherwise) as may have been reasonably requested by the Bank.

          (h) Letter of Credit  Application.  The Bank shall  have  received  an
              -----------------------------
     application for each Replacement  Letter of Credit as required  pursuant to
     Section 2.02.

          (i)  Termination of Liens.  The Borrower shall have no right to obtain
               ---------------------
     further credit under the Existing DIP Credit Agreement and all liens in favor of the Existing DIP Lenders shall have been satisfied and released, in each case in a manner reasonably satisfactory to the Bank.

          (j) Representations and Warranties. All representations and warranties
              ------------------------------
     contained in this Agreement shall be true and correct in all material respects on and as of the date of the issuance of each Replacement Letter of Credit hereunder with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date provided that if Borrower elects to cause the dissolution of one (1) or more of the Guarantors, the warranty contained in
     Section 3.01 above shall not apply to any Guarantor which has been so dissolved.

          (k) No Event of  Default.  No Event of  Default  or event  which  upon
              --------------------
     notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

     SECTION  4.02  CONDITIONS  PRECEDENT  TO EACH NEW  LETTER  OF  CREDIT.  The
                    ------------------------------------------------------
obligation of the Bank to issue each New Letter of Credit is subject to the following conditions precedent:

          (a) Notice.  The Bank shall have received an application  for each New
              ------
     Letter of Credit as required pursuant to Section 2.02.

          (b) Cash  Collateral  Account.  The Borrower shall have deposited into
              -------------------------
     the Cash Collateral Account an amount in immediately available funds equal to 104% of the face amount of such New Letter of Credit then to be issued.

          (c) Representations and Warranties. All representations and warranties
              ------------------------------
     contained in this Agreement shall be true and correct in all material respects on and as of the date of the issuance of each New Letter of Credit hereunder with the same effect as if made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, provided that if Borrower elects to cause the dissolution of one (1) or more of the Guarantors, the warranty contained in Section 3.01 above shall not apply to any Guarantor which has been so dissolved.

          (d) No  Default.  On the date of the  issuance  of each New  Letter of
              -----------
     Credit, no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing.

          (e) Order.  The Order  shall be in full force and effect and shall not
              -----
     have been stayed, reversed, modified or amended in any respect.

          (f) Payment of Fees. The Borrower shall have paid to the Bank the then
              ---------------
     unpaid balance of all accrued and unpaid Fees then payable under and pursuant to this Agreement and the LC Documents.

          (g)  Assumption  Agreement.  In the event that such issuance  shall be
               ---------------------
     after the Effective Date, the Bank shall have received an executed copy of the Assumption Agreement and the conditions set forth in Section 2.14 shall have been satisfied.

     SECTION  4.03  REQUEST BY  BORROWER AS  REPRESENTATION  AND  WARRANTY.  The
                    ------------------------------------------------------
request by the Borrower for, and the acceptance by the Borrower of, the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower that, as of the date of such request, all conditions specified in this Section have been satisfied (or waived prior thereto by the Bank).

SECTION 5.    AFFIRMATIVE COVENANTS

          From the date hereof and until the later of (i) the last date that any Letter of Credit shall remain outstanding or (ii) any amount shall remain outstanding or unpaid under this Agreement, the Borrower and each of the Guarantors agree that, unless the Bank shall otherwise consent in writing, the Borrower and each of the Guarantors will:

     SECTION 5.01   ASSUMPTION  UPON  CONSUMMATION. On the Effective Date, cause
                    -------------------------------
the New Obligor to execute the Assumption Agreement.

     SECTION  5.02  NOTICE OF EVENT OF DEFAULT, ETC.  Promptly  give to the Bank
                    --------------------------------
notice in writing of any Event of Default or the occurrence of any event or circumstance which with the passage of time or giving of notice or both would constitute an Event of Default.

     SECTION 5.03   NOTICE OF MONTHLY OPERATING REPORTS. Furnish to the Bank and
                    -------------------------------------
its counsel promptly after the same are available, copies of monthly operating reports filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court in the Cases.

SECTION 6.    NEGATIVE COVENANTS

              From the date hereof and until the later of (i) the last date that any Letter of Credit shall remain outstanding or (ii) any amount shall remain outstanding or unpaid under this Agreement, the Borrower and each of the Guarantors agree that, unless the Bank shall otherwise consent in writing, the Borrower and each of the Guarantors will not:

     SECTION 6.01 CHAPTER 11 CLAIMS AND LIENS. Incur, create,  assume, suffer to
                  ---------------------------
exist or permit any (i) Superpriority Claim which is pari passu with or senior to the claims of the Bank against the Borrower or any of such Guarantors or (ii) any Lien whatsoever on the Cash Collateral Account.

     SECTION  6.02 ACTIONS WITH  RESPECT TO CASH  COLLATERAL  ACCOUNT.  Make any
                   --------------------------------------------------
draws or disbursements from or take any action which may jeopardize, impair or detract from the Bank's rights pursuant to this Agreement and the LC Documents with respect to the Cash Collateral Account.

SECTION 7.    EVENTS OF DEFAULT

     SECTION 7.01 EVENTS OF DEFAULT.  In the case of the happening of any of the
                  -----------------
following events and the continuance thereof beyond the applicable period of grace if any (each, an "Event of Default"):
                        ----------------

     (a) any material representation or warranty made by the Borrower or any Guarantor in this Agreement or in any LC Document; or if any other document shall be delivered pursuant to the Agreement, shall prove to have been false or misleading in any material respect when made or delivered; or

     (b) default shall be made in the payment of any Fees or interest pursuant to this Agreement when due; and such default shall remain unremedied for more than two (2) Business Days following the Borrower's receipt of written notice thereof; or

     (c) default shall be made by the Borrower or any Guarantor in the due observance or performance of any covenant, condition or agreement contained in this Agreement or any of the LC Documents, and the default shall remain unremedied for more than ten (10) Business Days following Borrower's receipt of written notice thereof; or

     (d) the Cases shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or the Borrower or any Guarantor shall file a motion or other pleading seeking the dismissal of the Cases under Section 1112 of the Bankruptcy Code or otherwise; a trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code, a responsible officer or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in the Cases and the order appointing such trustee, responsible officer or examiner shall not be reversed or vacated within 30 days after the entry thereof; or an application shall be filed by the Borrower or any Guarantor for the approval of any other claim (regardless of whether such claim is a Super-Priority Claim is pari passu with or senior to the claims of the Bank) with respect to the Cash Collateral Account; or

     (e) any material provision of the Agreement or the LC Documents shall, for any reason, cease to be valid and binding on the Borrower or any of the Guarantors, or the Borrower or any of the Guarantors shall so assert in any pleading filed in any court; or

     (f) an order of the Bankruptcy Court shall be entered reversing, staying for a period in excess of seven (7) days, vacating or (without the written consent of the Bank) otherwise amending, supplementing or modifying the Order or terminating this Agreement, the issuance of Letters of Credit or terminating the Cash Collateral Account; or

     (g) there shall be enforced any judgment or order with respect to this Agreement which does or could reasonably be expected to impair any of the Bank's rights and/or remedies hereunder, including but not limited to the grant of any lien or claim (whether or not pari passu to those of the Bank) with respect to
                               ---- -----
the Cash Collateral Account;

then, and in every such event and at any time thereafter during the continuance of such event, and without further order of or application to the Bankruptcy Court, the Bank may, by notice to the Borrower (with a copy to the United States Trustee for the Northern District of New York), take one or more of the following actions, at the same or different times (provided, that with respect to clause (iv) below) the Bank shall provide the Borrower (with a copy to the United States Trustee for the Northern District of New York) with three (3) Business Days' written notice prior to taking the action contemplated thereby:
(i) terminate forthwith the Total Commitment; (ii) declare any and all amounts then outstanding to be forthwith due and payable; (iii) require the Borrower and the Guarantors upon demand to forthwith deposit in the Cash Collateral Account any and all amounts due with respect thereto (and to the extent the Borrower and the Guarantors shall fail to furnish such funds as demanded by the Bank, the Bank shall be authorized to debit any other accounts of the Borrower and the Guarantors maintained with the Bank in such amount three (3) Business Days after the giving of the notice referred to above) to the extent the funds contained in the Cash Collateral Account shall be insufficient to satisfy the Obligations;
(iv) set-off amounts in the Cash Collateral Account or any other accounts maintained with the Bank and apply such amounts to the Obligations of the Borrower and the Guarantors hereunder; and (v) exercise any and all remedies under the Agreement, the LC Documents and/or under applicable law available to the Bank.

SECTION 8.    GUARANTY

     SECTION 8.01  GUARANTY.
                   ---------

     (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment by the Borrower of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.

     (b) Each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment. The Obligations of the Guarantors hereunder shall not be affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement or any other LC Document or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the LC Documents; (iv) the release, exchange, waiver or foreclosure of any security held by the Bank for the Obligations or any of them;
(v) the failure of the Bank to exercise any right or remedy against any other Guarantor; or (vi) the release or substitution of any Guarantor for any other Guarantor.

     (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of payment when due and not just of collection, and waives any right to require that any resort be had by the Bank to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Bank in favor of the Borrower or any other Guarantor, or to any other Person.

     (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the Borrower to perform under this Agreement.

     (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance (excepting only payment in full of the Obligations) relating to the Obligations which might otherwise constitute a defense to this Guaranty. The Bank makes no representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the Obligations.

     (f) Subject to the provisions of Section 7.01, upon the Obligations becoming due and payable (by acceleration or otherwise), the Bank shall be entitled to immediate payment of such Obligations by the Guarantors upon written demand by the Bank, without further application to or order of the Bankruptcy Court.

     SECTION 8.02 NO IMPAIRMENT OF GUARANTY.  The  obligations of the Guarantors
                  --------------------------
hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Bank to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the Obligations are paid in full.

     SECTION 8.03 SUBROGATION.  Upon payment by any Guarantor of any sums to the
                  -----------
Bank hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Obligations, whether matured or unmatured.

SECTION 9.    MISCELLANEOUS

     SECTION 9.01 NOTICES.  Notices and other communications provided for herein
                  -------
shall be in writing (including facsimile communication) and shall be mailed, transmitted by facsimile or delivered to the Borrower or any Guarantor at 333 Butternut Drive, DeWitt, New York 13214, Attention: Karen J. Ohliger, Corporate Treasurer, telecopy number 315-449-6435 with a copy to Menter, Rudin & Trivelpiece, P.C., 500 South Salina Street, Syracuse, New York 13202, Attention:
Scott Finlay, telecopy number 315-474-4040, and to the Bank addressed to Kevin Clark, JPMorgan Chase Bank, 500 Plum Street, Syracuse, New York 13204, telecopy number 315-424-1898, with a copy to Richard Smith, Esq., JPMorgan Chase Bank, One Chase Square, CS-5, Rochester, New York, 14643, telecopy number 585-258-6458, and Robert H. Scheibe, Esq., Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178, telecopy number 212-309-6001, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail; or when receipt is acknowledged, if by any facsimile equipment of the sender; in each case addressed to such party as provided in this Section
9.01 or in accordance with the latest unrevoked written direction from such party; provided, however, that in the case of notices to the Bank, notices pursuant to the preceding sentence with respect to change of address and pursuant to Section 2 shall be effective only when received by the Bank.

     SECTION 9.02 SURVIVAL OF AGREEMENT,  REPRESENTATIONS  AND WARRANTIES,  ETC.
                  -------------------------------------------------------------
All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Bank and shall survive the issuance of Letters of Credit herein contemplated regardless of any investigation made by the Bank or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower and the Guarantors hereunder with respect to the Borrower.

     SECTION 9.03  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the Borrower, and the Bank and their respective successors and assigns. Except and only to the extent provided for in the Assumption Agreement or the Order, neither the Borrower nor any of the Guarantors may assign or transfer any of their rights or obligations hereunder without the prior written consent of the Bank.

     SECTION  9.04  CONFIDENTIALITY.  The Bank  agrees  to keep any  information
                    ---------------
delivered or made available by the Borrower or any of the Guarantors to it confidential from anyone other than persons employed or retained by the Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Letters of Credit; provided that nothing herein shall prevent the Bank from disclosing such information (i) to any of its Affiliates or to any prospective Assignees, provided such party agrees to keep such information confidential to the same extent required by the Bank hereunder, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or governmental authority, (iv) which has been publicly disclosed other than as a result of a disclosure by the Bank or any bank which is not permitted by this Agreement, (v) in connection with any litigation to which the Bank, or its respective Affiliates may be a party to the extent reasonably required, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to the Bank's legal counsel, independent auditors and advisors and (viii) the Bank shall use reasonable efforts to notify the Borrower of any required disclosure under clause (ii) of this Section. Notwithstanding anything else in this Agreement or the LC Documents to the contrary, each party hereto (and each employee, representative, or other agent of any party) may disclose to any and all persons, without limitation of any kind, the Federal income tax treatment and Federal tax structure of any and all transaction(s) contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any party (or to any employee, representative, or other agent of any party) relating to such tax treatment or tax structure, provided, however, that
                                                         --------  -------
this authorization of disclosure shall not apply to restrictions reasonably necessary to comply with securities laws. This authorization of disclosure is retroactively effective immediately upon commencement of the first discussions regarding the transactions contemplated herein, and the parties aver and affirm that this tax disclosure authorization has been given on a date which is no later than 30 days from the first day that any party hereto (or any employee, representative, or other agent of any party hereto) first made or provided a statement as to the potential tax consequences that may result from the transactions contemplated hereby. Notwithstanding anything else in this Agreement or the LC Documents to the contrary, the confidentiality obligations set forth in this Section 9.04 shall survive the Termination Date and the termination of this Agreement.

     SECTION 9.05 EXPENSES.  Whether or not the transactions hereby contemplated
                  --------
shall be consummated, the Borrower and the Guarantors agree to pay all reasonable out-of-pocket expenses incurred by the Bank (including but not limited to the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP and any other counsel that the Bank shall retain in connection with the preparation, execution, delivery and administration of this Agreement and the issuance of the Letters of Credit and the LC Documents), the reasonable and customary costs, fees and expenses internally allocated charges and expenses (collectively, the "Expenses"), and following the occurrence of an Event of Default, all reasonable out-of-pocket expenses incurred by the Bank in the enforcement or protection of the rights of the Bank in connection with this Agreement and/or the LC Documents, including but not limited to the reasonable fees and disbursements of any counsel for the Bank. All such accrued and unpaid Expense payments shall be paid by the Borrower promptly after the entry of the Order and thereafter on demand, within five (5) Business Days following Borrower's receipt of a statement setting forth such costs and expenses. In the event that no written objection to such statement(s) is received by the Bank within such five (5) Business Day period, the Bank may (but shall not be required to) pay the amounts of such statements on behalf of the Borrower from any accounts (including, but not limited to, the Cash Collateral Account) maintained at the Bank for the Borrower. The obligations of the Borrower and the Guarantors under this Section shall survive the termination of this Agreement and/or the payment of the Obligations.

     SECTION 9.06  INDEMNITY.  The Borrower and each of the Guarantors  agree to
                   ---------
indemnify and hold harmless the Bank and its directors, officers, employees, agents and Affiliates (each an "Indemnified Party") from and against any and all expenses, losses, claims, damages and liabilities incurred by such Indemnified Party arising out of claims made by any Person (including without limitation any beneficiary or proposed beneficiary of a Letter of Credit) in any way relating to the transactions contemplated hereby, but excluding therefrom all expenses, losses, claims, damages, and liabilities to the extent that they are determined by the final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party. The obligations of the Borrower and the Guarantors under this Section shall survive the termination of this Agreement and/or the payment of the Obligations.

     SECTION 9.07 CHOICE OF LAW. THIS AGREEMENT AND THE OTHER LC DOCUMENTS SHALL
                  -------------
IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

     SECTION 9.08 NO WAIVER. No failure on the part of the Bank to exercise, and
                  ---------
no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 9.09  EXTENSION OF MATURITY.  Should any payment of principal of or
                   ----------------------
interest or any other amount due hereunder become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.

     SECTION 9.10 AMENDMENTS,  ETC. No modification,  amendment or waiver of any
                  ----------------
provision of this Agreement and no consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     SECTION  9.11  SEVERABILITY.  Any  provision  of this  Agreement  which  is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.12  HEADINGS.  Section  headings used herein are for  convenience
                   --------
only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 9.13 EXECUTION IN  COUNTERPARTS.  This Agreement may be executed in
                  --------------------------
any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

     SECTION  9.14  PRIOR  AGREEMENTS.  This  Agreement  represents  the  entire
                    -----------------
agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between the Borrower or a Guarantor and the Bank prior to the execution of this Agreement which relate to the issuance of Letters of Credit are replaced by the terms of this Agreement.

     SECTION  9.15  FURTHER  ASSURANCES.  Whenever  and so often  as  reasonably
                    -------------------
requested by the Bank, the Borrower and the Guarantors will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances (including but not limited to the LC Documents), and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the Bank all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement.

     SECTION 9.16 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS AND
                  --------------------
THE BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY

OF THE LC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THEREBY.

     SECTION  9.17  JURISDICTION  AND  VENUE.  The Bank,  the  Borrower  and the
                    ------------------------
Guarantors consent and agree to the non-exclusive personal jurisdiction of the United States Federal District court for the Northern District of New York and of the Supreme Court for the County of Onondaga, State of New York with respect to any litigation matter in any way relating to this Agreement or any Letter of Credit, and each of such parties agree that venue in either of such Courts is a convenient forum.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                     BORROWER:

                                     AGWAY, INC.



                                     By:    /s/ Karen J. Ohliger
                                            ------------------------
                                     Title:   Treasurer


                                     GUARANTORS:

                                     AGWAY GENERAL AGENCY, INC.



                                     By:    /s/ Karen J. Ohliger
                                            ------------------------
                                     Title:   Treasurer


                                     BRUBAKER AGRONOMIC CONSULTING SERVICE LLC



                                     By:    /s/ Karen J. Ohliger
                                            ------------------------
                                     Title:   Treasurer


                                     COUNTRY BEST ADAMS, LLC



                                     By:    /s/ Karen J. Ohliger
                                            ------------------------
                                     Title:   Treasurer


                                     COUNTRY BEST-DEBERRY, LLC



                                     By:    /s/ Karen J. Ohliger
                                            ------------------------
                                     Title:   Treasurer

                                    PQR, LLC (F/K/A FEED COMMODITIES
                                    INTERNATIONAL, LLC)



                                     By:    /s/ Karen J. Ohliger
                                            ------------------------
                                     Title:   Treasurer


                                     BANK:

                                     JPMORGAN CHASE BANK



                                     By:    /s/ Kevin D. Clark
                                            ------------------------
                                     Title:   Vice President




                                                                                                         SCHEDULE A

                       LIST OF EXISTING LETTERS OF CREDIT



L/C NUMBER                 BENEFICIARY NAME                            $ AMOUNT                  EXPIRY DATE
------------------------------------------------------------------------------------------------------------

SE441614P                  Pacific Employers Insurance/ACE American    5,000,000.00             June 4, 2004

SE441751P                  Pacific Employers Insurance/ACE American    5,374,468.00             July 31, 2004

SE442574W                  Pacific Employers Insurance/ACE American    4,251,074.00             June 30, 2004

SE441588P                  Reliance Insurance                          3,073,484.50             May 15, 2004

SE441589P                  Reliance Insurance                          2,500,000.00             May 15, 2004

SE441590P                  Reliance Insurance                          2,000.000.00             May 15, 2004

SE441591P                  Reliance Insurance                          3,200,000.00             May 15, 2004

SE441617P                  Travelers Insurance                           350,870.00             May 21, 2004

1781P                      CitiCapital Fleet                             980,000.00             August 20, 2004

SE441469P                  Fremont First Assoc.                          150,000.00             June 27, 2004

SE443116W                  Greenwich Insurance                         1,500,000.00             February 6, 2005

SE443136W                  NJ Dept. of Environmental Protection          100,000.00             February 14, 2005

SE443137W                  NJ Dept. of Environmental Protection          100,000.00             February 14, 2005

SE443138W                  NJ Dept. of Environmental Protection          100,000.00             February 14, 2005

SE443139W                  NJ Dept. of Environmental Protection          100,000.00             February 14, 2005

SE443323W                  NYS Dept. of Agriculture                      200,000.00             April 30, 2004

SE443410W                  PA Dept. of Revenue                         1,225,000.00             August 31, 2004




                                                                       EXHIBIT A

                          Form of Assumption Agreement

                                                                       EXHIBIT B

                    Application for Standby Letter of Credit

                                                                       EXHIBIT C



                                  Form of Order

                                                                       EXHIBIT D



                     Form of Assignment of Deposit Agreement

                                                                       EXHIBIT E



                                 Form of Opinion